Exhibit 99.2

EXECUTION VERSION

SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement, dated as of March 30, 2006 (this “Amendment”), is executed and delivered by BEARINGPOINT, INC., a Delaware corporation (“BearingPoint”), BEARINGPOINT, LLC, a Delaware limited liability company (“BE LLC” and, together with BearingPoint, “Borrowers” and each individually, a “Borrower”), the Guarantors party hereto, the Lenders (as such term is defined below) and UBS AG, Stamford Branch, as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, Borrowers, the financial institutions party thereto as lenders (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement, dated as of July 19, 2005, as amended by the First Amendment thereto, dated as of December 21, 2005 (as such agreement may be amended, modified or supplemented from time to time, the “Credit Agreement”);

WHEREAS, Borrowers, the Guarantors, Administrative Agent and Lenders are each desirous of entering into an amendment to the Credit Agreement as and to the extent set forth in this Amendment and subject to the terms and conditions set forth herein;

WHEREAS, upon satisfaction of the conditions to effectiveness set forth in Section 4 of this Amendment, the Administrative Agent and Lenders will release and pay to the Borrowers in immediately available funds to the account previously provided by Borrowers, the cash collateral currently being held as Collateral by the Administrative Agent, on behalf of Agents and Lenders, which cash collateral is in the amount of approximately $89.8 million; and

WHEREAS, this document shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment;

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. Except to the extent otherwise specified herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Credit Agreement.

2. Amendments.

2.1. Defined Terms. Section 1.01 of the Credit Agreement is amended by deleting from clause (c) of the definition of “Borrowing Base” the following words: “the lesser of (1) $60 million and (2)”.

2.2. Cash Management.

(a) The word “and” in the first sentence of Section 2.04(f) of the Credit Agreement immediately prior to the beginning of clause (iv) thereof is deleted and replaced with a comma; and the following is inserted as a new clause (v) in the first sentence of Section 2.04(f) of the Credit Agreement immediately after the words “$300,000 in the aggregate” and before the comma at the end of clause (iv) thereof:

“and (v) the bank account described in Section 6.01(f)(ix) and Section 6.04(q)(vi)”

(b) The following words are inserted in the parenthetical in the fifth sentence of Section 2.04(f) of the Credit Agreement immediately after the words “$300,000 in the aggregate”:

“and the bank account described in Section 6.01(f)(ix) and Section 6.04(q)(vi)”

2.3. Eligible Government Accounts. Section 2.18(b) of the Credit Agreement is amended by deleting the following words:

“; provided, however, that, notwithstanding any other provision of this Agreement, the total amount of availability under the Borrowing Base in respect of Eligible Government Accounts (or Eligible Unbilled Accounts in respect of Eligible Government Accounts) shall not exceed the greater of (i) $10,000,000 or (ii) the total amount of such Accounts, if any, for which the applicable Borrower has previously assigned its rights to payment of such Account to the Administrative Agent pursuant to the Assignment of Claims Act of 1940, as amended, and such assignment has been accepted and acknowledged by the appropriate United States government officers”

2.4. Cash Collateral Covenant. Section 2.19 of the Credit Agreement is deleted in its entirety.

2.5. Conditions to All Credit Extensions. Section 4.02(f) of the Credit Agreement is deleted in its entirety.

2.6. Annual Reports. Section 5.01(a) of the Credit Agreement is amended by deleting the words “With respect to fiscal year 2005, not later than May 31, 2006” and replacing them with the words:

“With respect to fiscal year 2005, not later than July 31, 2006”

2.7. Quarterly Reports. Section 5.01(b) of the Credit Agreement is amended by deleting the words “With respect to the fiscal quarter ending March 31, 2006, not later than June 30, 2006, and beginning with the fiscal quarter ending June 30, 2006, within 45 days after the end of each of the fiscal quarters of each fiscal year other than the fourth fiscal quarter (but no later than the date on which BearingPoint is required (or, if not subject to Sections 13 and 15(d)

of the Exchange Act, would be required) to file a Form 10-Q under the Exchange Act),” and replacing them with the words:

“With respect to the fiscal quarters ending March 31, 2006 and June 30, 2006, not later than the earlier of (A) 45 days after the date that BearingPoint files with the Securities and Exchange Commission its Form 10-K under the Exchange Act for the fiscal year ended December 31, 2005, and (B) September 15, 2006, and beginning with the fiscal quarter ending September 30, 2006, within 45 days after the end of each of the fiscal quarters of each fiscal year other than the fourth fiscal quarter (but no later than the date on which BearingPoint is required (or, if not subject to Sections 13 and 15(d) of the Exchange Act, would be required) to file a Form 10-Q under the Exchange Act),”

2.8. Weekly and Monthly Reports.

(a) Section 5.01(c)(iii) of the Credit Agreement is amended and restated in its entirety as follows:

“With respect to each month from July 2005 through June 2006, within 30 days after the end of each such month, a report, in a form reasonably satisfactory to the Administrative Agent, describing in reasonable detail the utilization and bookings data for Borrowers for such month accompanied by a certificate of a Financial Officer stating that such report fairly presents, in all material respects, such utilization and bookings data for Borrowers for such month, and, for the months of April, May and June 2006, such report shall also include divisional profit and loss statements and operating data in form and substance reasonably satisfactory to the Administrative Agent.”

(b) Section 5.01(c)(iv) of the Credit Agreement is amended and restated in its entirety as follows:

“With respect to (A) July 2006, not later than September 15, 2006, (B) August 2006, not later than October 15, 2006, (C) September 2006, not later than November 15, 2006, and (D) each month thereafter, 30 days after the end of each such month, the consolidated statements of income and cash flows of BearingPoint for such month and for the then elapsed portion of the fiscal year, in comparative form with the consolidated statements of income and cash flows for the comparable periods in the previous fiscal year, accompanied by a certificate of a Financial Officer stating that such financial statements fairly present, in all material respects, the consolidated results of operations and cash flows of the Consolidated Companies as of the date and for the periods specified in accordance with GAAP consistently applied, subject to normal year-end audit adjustments.”

2.9. SEC Filings and Satisfactory Collateral Systems. Section 5.01(j) of the Credit Agreement is amended and restated in its entirety as follows:

“(j) SEC Filings and Satisfactory Collateral Systems.

(i) On or before May 31, 2006, BearingPoint shall deliver to the Administrative Agent drafts of a consolidated balance sheet, profit and loss statement and cash flow statement as at and for the fiscal year ended December 31, 2005; provided, however, that failure to comply with the covenant in this paragraph (i) shall not result in a Default or Event of Default but rather shall give the Administrative Agent the right to require that Borrowers deposit $25.0 million in cash collateral with the Administrative Agent on terms and conditions satisfactory to the Administrative Agent, such cash collateral to be deposited within three (3) Business Days after the Administrative Agent’s requirement and to be released upon the filing by BearingPoint with the Securities and Exchange Commission of its Form 10-K under the Exchange Act for the fiscal year ended December 31, 2005;

(ii) On or before June 30, 2006, BearingPoint shall deliver to the Administrative Agent a draft of its Form 10-K under the Exchange Act for the fiscal year ended December 31, 2005;

(iii) On or before July 31, 2006, BearingPoint shall file with the Securities and Exchange Commission its Form 10-K under the Exchange Act for the fiscal year ended December 31, 2005;

(iv) On or before the earlier of (A) one month after the date that BearingPoint files with the Securities and Exchange Commission its Form 10-K under the Exchange Act for the fiscal year ended December 31, 2005, and (B) August 31, 2006, BearingPoint shall file with the Securities and Exchange Commission its Forms 10-Q under the Exchange Act for the fiscal quarters ended March 31, 2005, June 30, 2005 and September 30, 2005;

(v) On or before the earlier of (A) 45 days after the date that BearingPoint files with the Securities and Exchange Commission its Form 10-K under the Exchange Act for the fiscal year ended December 31, 2005, and (B) September 15, 2006, BearingPoint shall file with the Securities and Exchange Commission its Form 10-Q under the Exchange Act for the fiscal quarters ended March 31, 2006 and June 30, 2006;

provided, however, that the Administrative Agent and Lenders acknowledge that the drafts of the consolidated balance sheet, profit and loss statement and cash flow statement as at and for the fiscal year ended December 31, 2005 provided pursuant to Section 2.7(j)(i) and draft Form 10-K for the fiscal year ended December 31, 2005 provided pursuant to Section 2.7(j)(ii) are preliminary and unaudited, and are based on reasonable estimates and assumptions made by management in good faith and based upon the best information available to the Borrowers as of the date of delivery thereof and that actual results for the fiscal year ended December 31, 2005 may vary materially from the draft financial statements provided to the Administrative Agent;”

2.10. Borrowing Base-Related Reports. Section 5.13(a) of the Credit Agreement is amended and restated in its entirety as follows:

“(a) (i) until such time as BearingPoint shall have made the Satisfactory Public Filings and Borrowers shall have Satisfactory Collateral Systems, within 30 days, (ii) for the first two (2) months after such time as BearingPoint shall have made the Satisfactory Public Filings and Borrowers shall have Satisfactory Collateral Systems, within 20 days, and (iii) beginning with the third month after BearingPoint shall have made the Satisfactory Public Filings and Borrowers shall have Satisfactory Collateral Systems and all times thereafter, within 15 days after the end of each month, or, if at any time Borrowing Availability is less than $15.0 million, within four (4) Business Days after the 1st day and 15th day of each month, a Borrowing Base Certificate from the Borrowers accompanied by such supporting detail and documentation as shall be requested by the Collateral Agent and the Administrative Agent in their reasonable credit judgment;”

2.11. Indebtedness.

(a) Section 6.01(f)(vi) of the Credit Agreement is amended and restated in its entirety as follows:

“(vi) Indebtedness incurred at any time during the year 2006 by a Foreign Subsidiary which is owed to any Loan Party in an aggregate principal amount not to exceed the amount equal to (x) $25.0 million, less (y) the amount of equity Investments made by the Loan Parties in Foreign Subsidiaries pursuant to Section 6.04(q)(iii) during such year; provided, that (x) any securities or other instruments evidencing any Indebtedness incurred pursuant to this clause (vi) are pledged in accordance with Section 5.10 and (y) no Default exists at the time any Indebtedness is incurred pursuant to this clause (vi) or would result therefrom,”.

(b) Section 6.01(f)(vii) of the Credit Agreement is amended and restated in its entirety as follows:

“(vii) Indebtedness incurred at any time during the year 2007 and each year thereafter by a Foreign Subsidiary which is owed to any Loan Party in an aggregate principal amount not to exceed in any year, the amount equal to (x) $25.0 million, less (y) the amount of equity Investments made by the Loan Parties in Foreign Subsidiaries pursuant to Section 6.04(q)(iv) during such year; provided, that (x) any securities or other instruments evidencing any Indebtedness incurred pursuant to this clause (vii) are pledged in accordance with Section 5.10 and (y) no Default exists at the time any Indebtedness is incurred pursuant to this clause (vii) or would result therefrom,”.

(c) The following is inserted as a new clause (viii) in Section 6.01(f) of the Credit Agreement immediately after clause (vii):

“(viii) Indebtedness incurred at any time by a Foreign Subsidiary which is owed to any Loan Party in an aggregate principal amount not to exceed the amount equal to (x) the lesser of (A) the amount of cash repatriated to the United States from Foreign Subsidiaries from January 1, 2006 to March 31, 2006 and (B) $35.0 million, less (y) the amount of equity Investments made by the Loan Parties in Foreign Subsidiaries pursuant to Section 6.04(q)(v) during such year; provided, that, at the time of and after giving effect to each such incurrence of Indebtedness, the aggregate cash balances of the Loan Parties held in the United States is equal to at least $100.0 million; provided, further, that (x) any securities or other instruments evidencing any Indebtedness incurred pursuant to this clause (viii) are pledged in accordance with Section 5.10 and (y) no Default exists at the time any Indebtedness is incurred pursuant to this clause (viii) or would result therefrom,”.

(d) The following is inserted as a new clause (ix) in Section 6.01(f) of the Credit Agreement immediately after clause (viii):

“and (ix) Indebtedness incurred at any time by a Foreign Subsidiary which is owed to a Loan Party in an aggregate principal amount not to exceed the amount equal to (x) the amount of cash repatriated from any Foreign Subsidiary after March 31, 2006, which cash shall at all times be maintained in a separate segregated bank account of such Loan Party which shall contain only such cash repatriated from any Foreign Subsidiary, less (y) the amount of equity Investments made by such Loan Party in Foreign Subsidiaries pursuant to Section 6.04(q)(vi); provided, that no Default exists at the time any Indebtedness is incurred pursuant to this clause (ix) or would result therefrom,”.

2.12. Investments, Loans and Advances.

(a) Section 6.04(q)(iii) of the Credit Agreement is amended and restated in its entirety as follows:

“(iii) equity Investments by Loan Parties in Foreign Subsidiaries at any time during the year 2006 not to exceed the amount equal to (x) $25.0 million, less (y) the amount of Indebtedness which is incurred by Foreign Subsidiaries from the Loan Parties pursuant to Section 6.01(f)(vi) during such year; provided, that no Default exists at the time any equity Investment is made pursuant to this clause (iii) or would result therefrom,”.

(b) Section 6.04(q)(iv) of the Credit Agreement is amended and restated in its entirety as follows:

“(iv) equity Investments by Loan Parties in Foreign Subsidiaries at any time during the year 2007 and each year thereafter not to exceed in any year the amount equal to (x) $25.0 million, less (y) the amount of Indebtedness which is incurred by Foreign Subsidiaries from the Loan Parties pursuant to Section 6.01(f)(vii) during such year; provided, that no Default exists at the time any equity Investment is made pursuant to this clause (iv) or would result therefrom,”.

(c) The following is inserted as a new clause (v) in Section 6.04(q) of the Credit Agreement immediately after clause (iv):

“(v) equity Investments by Loan Parties in Foreign Subsidiaries at any time not to exceed the amount equal to (x) the lesser of (A) the amount of cash repatriated to the United States from Foreign Subsidiaries from January 1, 2006 to March 31, 2006 and (B) $35.0 million, less (y) the amount of Indebtedness which is incurred by Foreign Subsidiaries from the Loan Parties pursuant to Section 6.01(f)(viii) during such year; provided, that, at the time of and after giving effect to each such Investment, the aggregate cash balances of the Loan Parties held in the United States is equal to at least $100.0 million, provided, further, that no Default exists at the time any equity Investment is made pursuant to this clause (v) or would result therefrom,”.

(d) The following is inserted as a new clause (vi) in Section 6.04(q) of the Credit Agreement immediately after clause (v):

“and (vi) equity Investments in Foreign Subsidiaries by a Loan Party at any time not to exceed the amount equal to (x) the amount of cash repatriated from any Foreign Subsidiary after March 31, 2006, which cash shall at all times be maintained in a separate segregated bank account of such Loan Party which shall contain only such cash repatriated from any Foreign Subsidiary, less (y) the amount of Indebtedness which is incurred by Foreign Subsidiaries from such Loan Party pursuant to Section 6.01(f)(ix); provided, that no Default exists at the time any equity Investment is made pursuant to this clause (vi) or would result therefrom,”.

2.13. Financial Covenants. Section 6.08(e) of the Credit Agreement is amended by deleting the following sentence: “Notwithstanding the provisions of this Section 6.08(e), for so long as Borrowers are required to provide cash collateral in accordance with Section 2.19 and so long as Borrowers provide at least the minimum amount of cash collateral required under such Section, the financial covenants set forth in Sections 6.08(b) and (c) shall not be tested.”

2.14. Litigation Settlements. Section 6.17 of the Credit Agreement is amended and restated in its entirety as follows:

“Litigation Settlements. Settle any civil litigation brought against any of the Loan Parties if the settlement amount paid or required to be paid by the Loan Parties would exceed, either individually or in the aggregate with all other civil litigation settlement payments paid or required to be paid by the Loan Parties (a) during the 12-month period following the Closing Date, $60.0 million and (b) during any period of 12 consecutive months thereafter, $15.0 million, in each case, net of any insurance proceeds.”

3. Representations and Warranties. To induce the Administrative Agent and Lenders to enter into this Amendment, Borrowers hereby, jointly and severally, represent and warrant that:

3.1. The execution, delivery and performance by each Borrower and each other Loan Party of this Amendment and the performance by each Borrower and each other Loan Party of its obligations under the Credit Agreement, as amended hereby, and under the other Loan Documents (i) are within its corporate or limited liability company power, as the case may be; (ii) have been duly authorized by all necessary corporate or limited liability company action, as the case may be; (iii) are not in contravention of any provision of its certificate or articles of incorporation, certificate of formation, by-laws, operating agreement or other organizational documents and (iv) do not conflict with, result in the breach of, constitute a default under, or result in the creation of any Lien under, any contract, agreement, indenture, mortgage, deed of trust, lease or other instrument, document or arrangement binding on or affecting any Borrower or Loan Party or any of their respective properties.

3.2. This Amendment has been duly executed and delivered by each Borrower and each other Loan Party.

3.3. The Credit Agreement, as amended hereby, and each other Loan Document constitutes a legal, valid and binding obligation of each Borrower and each other Loan Party, enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4. Conditions Precedent to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent in a manner acceptable to Administrative Agent:

4.1. Administrative Agent’s receipt of counterparts of this Amendment, duly executed by Borrowers, each of the other Loan Parties, the Administrative Agent and Lenders.

4.2. No Default or Event of Default shall have occurred and be continuing or would result from the effectiveness of this Amendment.

4.3. Borrowers shall have paid to the Administrative Agent a nonrefundable amendment fee for the ratable account of those Lenders who consent to this Amendment, evidenced by their timely delivery to the Administrative Agent of an executed counterpart signature page hereto, in an amount equal to one-quarter of one percent (i.e., 0.25%) of the aggregate Commitments of such consenting Lenders.

5. No Other Amendments; Reaffirmation of Credit Agreement and Loan Documents.

5.1. Except as expressly provided herein, this Amendment shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which the Administrative Agent or any Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended, restated, modified or supplemented from time to time.

5.2. Each Loan Party hereby reaffirms that (a) the Credit Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) the Security Documents to which such Loan Party is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Obligations.

6. Release. Each of the Loan Parties hereby waives, releases, remises and forever discharges the Administrative Agent, the Lenders and each other Indemnitee from any and all actions, causes of action, suits or other claims of any kind or character, known or unknown, which any Loan Party ever had, now has or might hereafter have against the Administrative Agent, any Lender or any other Indemnitee which relate, directly or indirectly, to any acts or omissions of the Administrative Agent, any Lender or any other Indemnitee on or prior to the date hereof.

7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart signature page to this Amendment.

8. Costs and Expenses. As provided in Section 11.03 of the Credit Agreement, Borrowers shall pay the fees, costs and expenses incurred by Administrative Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, reasonable attorneys’ fees).

9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

10. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first written above.

BORROWERS:

BEARINGPOINT, INC.

By:	/s/ David Schwiesow
Name:	David Schwiesow
Title:	Vice President and Assistant Secretary

BEARINGPOINT, LLC

By:	BEARINGPOINT, INC., as managing member

By:	/s/ David Schwiesow
Name:	David Schwiesow
Title:	Vice President and Assistant Secretary

SECOND AMENDMENT TO BEARINGPOINT CREDIT AGREEMENT

GUARANTORS:

BEARINGPOINT AMERICAS, INC.
BEARINGPOINT GLOBAL, INC.
BEARINGPOINT GLOBAL OPERATIONS, INC.
BEARINGPOINT GUAM L.L.C.
BEARINGPOINT INTERNATIONAL I, INC.
BEARINGPOINT USA, INC.
METRIUS, INC.
OAD ACQUISITION CORP.
OAD GROUP, INC.
PEATMARWICK, INC.
SOFTLINE ACQUISITION CORP.
SOFTLINE CONSULTING & INTEGRATORS, INC.

By:	/s/ David Schwiesow
Name:	David Schwiesow
Title:	Vice President and Assistant Secretary

BEARINGPOINT ENTERPRISE HOLDINGS, LLC
BEARINGPOINT ISRAEL, LLC
BEARINGPOINT RUSSIA, LLC
BEARINGPOINT SOUTH PACIFIC, LLC
BEARINGPOINT SOUTHEAST ASIA, LLC
BEARINGPOINT TECHNOLOGY PROCUREMENT SERVICES, LLC i2 MID ATLANTIC LLC i2 NORTHWEST LLC
PELOTON HOLDINGS, L.L.C.

By:	BEARINGPOINT, LLC, as managing member
By:	BEARINGPOINT, INC., as managing member

By:	/s/ David Schwiesow
Name:	David Schwiesow
Title:	Vice President and Assistant Secretary

SECOND AMENDMENT TO BEARINGPOINT CREDIT AGREEMENT

GUARANTORS:

BEARINGPOINT BG, LLC

By:	BEARINGPOINT GLOBAL OPERATIONS, INC., as managing member

By:	/s/ David Schwiesow
Name:	David Schwiesow
Title:	Vice President and Assistant Secretary

BEARINGPOINT PUERTO RICO, LLC

By:	BEARINGPOINT AMERICAS, INC., as managing member

By:	/s/ David Schwiesow
Name:	David Schwiesow
Title:	Vice President and Assistant Secretary

SECOND AMENDMENT TO BEARINGPOINT CREDIT AGREEMENT

UBS AG, STAMFORD BRANCH,
as Administrative Agent and an Issuing Bank

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

UBS LOAN FINANCE LLC, as Swingline Lender and a Revolving Lender

By:	/s/ Richard L. Tavrow
Name:	Richard L. Tavrow
Title:	Director

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

SECOND AMENDMENT TO BEARINGPOINT CREDIT AGREEMENT

GENERAL ELECTRIC CAPITAL CORPORATION, as a
Revolving Lender

By:	/s/ Philip Carfora
Name:	Philip Carfora
Title:	Duly Authorized Signatory

SECOND AMENDMENT TO BEARINGPOINT CREDIT AGREEMENT

WELLS FARGO FOOTHILL, LLC, as a Revolving Lender and an Issuing Bank

By:	/s/ Patrick McCormack
Name:	Patrick McCormack
Title:	Assistant Vice President

SECOND AMENDMENT TO BEARINGPOINT CREDIT AGREEMENT

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as a Revolving Lender

By:	/s/ Andrew C. Sepe
Name:	Andrew C. Sepe
Title:	Vice President

SECOND AMENDMENT TO BEARINGPOINT CREDIT AGREEMENT

MORGAN STANLEY SENIOR FUNDING, INC., as a Revolving Lender

By:
Name:
Title:

SECOND AMENDMENT TO BEARINGPOINT CREDIT AGREEMENT